EXHIBIT 3

                       DIRECTORS AND EXECUTIVE OFFICERS OF
                                  INCO LIMITED

         The name, present principal occupation or employment, the name of any corporation or other organization in which such employment is conducted, and the business address of each of the directors and executive officers of Inco Limited is set forth below. Messrs. Harquail and Mercaldo are the two Class VBN Directors. Except as set forth below his or her name, each of the directors and executive officers is a citizen of Canada.


                                        PRESENT PRINCIPAL OCCUPATION
         NAME AND BUSINESS                     OR EMPLOYMENT                       BUSINESS ADDRESS
         -----------------                     -------------                       ----------------
DIRECTORS

Glen A. Barton                       Group Vice-Chairman                  Caterpillar, Inc.
(U.S.)                                                                    100 N.E. Adams Street
                                                                          Peoria, Illinois 61629

Dr. Angus Bruneau, O.C.              Chairman                             Fortis Inc.
                                                                          Suite 1201, P.O. Box 8837
                                                                          139 Water Street
                                                                          St. John's, Newfoundland
                                                                          A1B 3T2

Eleanor R. Clitheroe                 President and Chief Executive        Ontario Hydro Services
                                     Officer                              Company, Inc.
                                                                          700 University Avenue
                                                                          Toronto, Ontario
                                                                          M5G 1X6

Purdy Crawford, Q.C.                 Chairman and Director                Imasco Limited
                                                                          Royal Bank Plaza
                                                                          200 Bay Street, North Tower
                                                                          Suite 2000, P.O.Box 84
                                                                          Toronto, Ontario M5J 2J2

David Harquail                       Senior Vice-President                Franco-Nevada Mining
                                                                          Corporation Limited
                                                                          Suite 1900
                                                                          20 Eglinton Avenue West
                                                                          Toronto, Ontario
                                                                          M4R 1K8

Judith A. Erola                      Retired President of                 150 Holmstedt Road
                                     Pharmaceutical Manufacturers         Site 12, Box 7
                                     Association of Canada                Lake Panache
                                                                          Sudbury, Ontario
                                                                          P0M 3E0

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
                                        PRESENT PRINCIPAL OCCUPATION
         NAME AND BUSINESS                     OR EMPLOYMENT                       BUSINESS ADDRESS
         -----------------                     -------------                       ----------------
DIRECTORS

William F. Glavin                    Retired President of Babson          120 Paget Court
(U.S.)                               College; Director of Other           John's Island
                                     Public Companies                     Vero Beach, Florida 32963

Scott M. Hand                        President                            Inco Limited
(U.S.)                                                                    145 King Street West
                                                                          Suite 1500
                                                                          Toronto, Ontario M5H 4B7

Charles M. Hantho, C.M.              Chairman                             Dofasco Inc.
                                                                          1330 Burlington Street East
                                                                          P.O. Box No. 2460
                                                                          Hamilton, Ontario L8N 3J5

Edward L. Mercaldo                   Financial Consultant and Private     Anderson Mercaldo Consulting
(U.S. and Canadian)                  Investor                             Group
                                                                          P.O. Box 48800
                                                                          2100-1111 W. Georgia Street
                                                                          Vancouver, B.C. V7X 1K9

David P. O'Brien                     Chairman, President & Chief          Canadian Pacific Limited
                                     Executive Officer                    1800 Bankers Hall East
                                                                          855 - 2nd Street S.W.
                                                                          Calgary, Alberta T2P 4Z5

Dr. Robert J. Richardson             Retired Executive; Director of       215 Ross Drive
                                     Other Public Companies               R.R. #3
                                                                          North Bay, Ontario P1B 8G4

Dr. Michael D. Sopko                 Chairman & Chief Executive           Inco Limited
                                     Officer                              145 King Street West
                                                                          Suite 1500
                                                                          Toronto, Ontario M5H 4B7

James M. Stanford                    President & Chief Executive          Petro-Canada
                                     Officer                              P.O. Box 2844
                                                                          Calgary, Alberta T2P 3E3

Richard M. Thomson                   Retired Chairman and Chief           9 Glengowan Road
                                     Executive Officer, The Toronto-      Toronto, Ontario M4N 1E9
                                     Dominion Bank; Director of
                                     Other Public Companies

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
                                PRESENT PRINCIPAL OCCUPATION OR
   NAME AND BUSINESS                     EMPLOYMENT                         BUSINESS ADDRESS
   -----------------                     ----------                         ----------------
EXECUTIVE OFFICERS

Michael D. Sopko            Chairman and Chief Executive Officer          Inco Limited
                                                                          145 King Street West
                                                                          Suite 1500
                                                                          Toronto, Ontario M5H 4B7

Scott M. Hand               President                                     Inco Limited
(U.S.)                                                                    145 King Street West
                                                                          Suite 1500
                                                                          Toronto, Ontario M5H 4B7

Anthony E. Munday           Executive Vice-President and Chief            Inco Limited
(U.S.)                      Financial Officer                             145 King Street West
                                                                          Suite 1500
                                                                          Toronto, Ontario M5H 4B7

Peter J. Goudie             Executive Vice-President                      Inco Limited
(Australian)                                                              145 King Street West
                                                                          Suite 1500
                                                                          Toronto, Ontario M5H 4B7

Peter C. Jones              Executive Vice-President                      Inco Limited
                                                                          145 King Street West
                                                                          Suite 1500
                                                                          Toronto, Ontario M5H 4B7

Stuart F. Feiner            Executive Vice-President, General             Inco Limited
(U.S.)                      Counsel and Secretary                         145 King Street West
                                                                          Suite 1500
                                                                          Toronto, Ontario M5H 4B7

Lorne M. Ames               Vice-President                                Inco Limited
                                                                          145 King Street West
                                                                          Suite 1500
                                                                          Toronto, Ontario M5H 4B7

Wm. Gordon Bacon            Vice-President                                Inco Limited
                                                                          2060 Flavelle Boulevard
                                                                          Sheridan Park
                                                                          Mississauga, Ontario
                                                                          L5K 1Z9

W. Charles Ferguson         Vice-President                                Inco Limited
                                                                          145 King Street West
                                                                          Suite 1500
                                                                          Toronto, Ontario M5H 4B7

Ronald A. Lehtovaara        Vice-President and Comptroller                Inco Limited
                                                                          145 King Street West
                                                                          Suite 1500
                                                                          Toronto, Ontario M5H 4B7

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
                                PRESENT PRINCIPAL OCCUPATION OR
   NAME AND BUSINESS                     EMPLOYMENT                         BUSINESS ADDRESS
   -----------------                     ----------                         ----------------

Donald T. Hurley, Jr.       Vice-President and Treasurer                  Inco Limited
(U.S.)                                                                    145 King Street West
                                                                          Suite 1500
                                                                          Toronto, Ontario M5H 4B7

Robert A. Horn              Vice-President                                Inco Limited
                                                                          2060 Flavelle Boulevard
                                                                          Sheridan Park
                                                                          Mississauga, Ontario
                                                                          L5K 1Z9

Bruce R. Conard             Vice-President                                Inco Limited
                                                                          145 King Street West
                                                                          Suite 1500
                                                                          Toronto, Ontario M5H 4B7

Ronald C. Aelick            President, Ontario Division                   Inco Limited
                                                                          Ontario Division
                                                                          Copper Cliff, Ontario
                                                                          P0M 1N0

Melvin Y. Wyshynski         President, Manitoba Division                  Inco Limited
                                                                          Manitoba Division
                                                                          Thompson, Manitoba
                                                                          R8N 1P3

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